GMAC Mortgage


    Certification Regarding Compliance with Applicable Servicing Criteria


1. GMAC Mortgage, LLC ("GMACM"), for itself and its affiliated servicing participant Homecomings Financial, LLC ("Homecomings"), is responsible for assessing, compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation Aft as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and. (ii) unregistered transactions where GMACM has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which GMACM acted as a primary servicer and involving first and second lien mortgage loans and home equity loans (the "GMACM Primary Servicing Platform"), as set forth in Appendix B hereto.

2. GMACM has engaged certain vendors, which are not servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and GMACM elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto. GMACM has policies and procedures in place designed to provide reasonable assurance that such Vendors' activities comply in all material respects with the servicing criteria applicable to such Vendors;

3. Except as set forth in paragraph 4 below, GMACM used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" in Appendix A hereto are inapplicable to GMACM based on the activities it performs, directly or through its Vendors, with respect to the GMACM Primary Servicing Platform;

5. GMACM has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the GMACM Primary Servicing Platform taken as a whole, except as described in Appendix C hereto.

6. GMACM has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the GMACM Primary Servicing Platform taken as a whole;

7. GMACM has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and .for the Reporting Period with respect to the GMACM Primary Servicing Platform taken as a whole; and

8. PricewaterhouseCoopers LLP, a registered independent public accounting firm, has issued an attestation report on GMACM's compliance with the applicable servicing criteria for the Reporting Period.



March 17, 2008

                                      GMAC Mortgage, LLC

                                      By:/s/Anthony N. Renzi
                                         ----------------------------
                                         Name:  Anthony N. Renzi
                                         Title: Executive Vice President












                                    APPENDIX A


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                            NOT
                                                                                            Performed         Performed
                                                                                              by                 by
                                                                                            Vendor(s)          GMAC or
                                                                                            for which            by
                                                                               Performed     GMAC             subservicer(s)
                                                                               Directly      is the           or vendor(s)
                                                                                  by        Responsible       retained by
                                                                                 GMAC        Party               GMAC

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in                                            X
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.                                       X
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                      X
1122(d)(1)(iii)   back-up servicer for the pool assets are maintained,
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the    X
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets are deposited into the
                  appropriate custodial bank accounts and related bank             X              X(1)
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor     X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged
                  for such advances, are made, reviewed and approved as            X
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with
                  respect to commingling of cash) as set forth in the              X
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured
                  depository institution as set forth in the transaction           X
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act of 1934, as amended
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized    X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                            NOT
                                                                                            Performed         Performed
                                                                                              by                 by
                                                                                            Vendor(s)          GMAC or
                                                                                            for which            by
                                                                               Performed     GMAC             subservicer(s)
                                                                               Directly      is the           or vendor(s)
                                                                                  by        Responsible       retained by
                                                                                 GMAC        Party               GMAC

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all          X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the                                        X
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)     Servicer.
--------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other                                       X
1122(d)(3)(ii)    terms set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such                                         X
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment, or                                         X
1122(d)(3)(iv)    custodial bank statements.
--------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related mortgage                                        X
1122(d)(4)(i)     loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Pool assets and related documents are safeguarded as                                              X
1122(d)(4)(ii)    required by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool
                  are made, reviewed and approved in accordance with any                                            X
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are             X              X(1)
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
1122(d)(4)(iv)    in accordance with the related pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the pool assets agree
                  with the Servicer's records with respect to an obligor's         X
1122(d)(4)(v)     unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                            NOT
                                                                                            Performed         Performed
                                                                                              by                 by
                                                                                            Vendor(s)          GMAC or
                                                                                            for which            by
                                                                               Performed     GMAC             subservicer(s)
                                                                               Directly      is the           or vendor(s)
                                                                                  by        Responsible       retained by
                                                                                 GMAC        Party               GMAC

--------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in           X
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.          X
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records are maintained on at    X
                  least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for pool
                  assets with variable rates are computed based on the related     X
1122(d)(4)(ix)    pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are
                  returned to the obligor within 30 calendar days of full
                  repayment of the related pool assets, or such other number
1122(d)(4)(x)     of days specified in the transaction agreements.                 X
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided         X              X(2)
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the      X
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained
                  by the servicer, or such other number of days specified in       X              X(2)
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction       X
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is         X
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------


----------

(1) A vendor posts cash receipts received via lockbox submission to GMACM's lockbox clearing account.

(2) A vendor provides certain information to GMACM to assist GMACM in making tax and insurance payments on behalf of certain obligors.












                   Appendix B

2007-EMX1     2007-RS 1     2006-KS9      2006-QS5
2007-H11      2007-RS2      2006-NC1      2006-QS6
2007-HSA1     2007-RZ1      2006-NC2      2006-QS7
2007-H SA2    2007-S1       2006-NC3      2006-058
2007-HSA3     2007-S2       2006-QA1      2006-QS9
2007-KS1      2007-S3       2006-QA10     2006-RS1
2007-KS2      2007-S4       2006-QA11     2006-RS2
2007-KS3      2007-S5       2006-QA2      2006-RS3
2007-KS4      2007-S6       2006-QA3      2006-RS4
2007-QA1      2007-S7       2006-QA4      2006-RS5
2007-QA2      2007-S8       2006-QA5      2006-RS6
2007-QA3      2007-S9       2006-QA6      2006-RZ1
2007-QM       2007-SA1      2006-QA7      2006-RZ2
2007-QA5      2007-SA2      2006-QA8      2006-RZ3
2007-QH1      2007-SA3      2006-QA9      2006-RZ4
2007-QH2      2007-SA4      2006-QH1      2006-RZ5
2007-QH3      2007-SP1      2006-Q01      2006-S1
2007-0H4      2007-SP2      2006-Q010     2006-S10
2007-QH5      2007-SP3      2006-Q02      2006-S11
2007-QH6      2006-EFC1     2006-Q03      2006-S12
2007-QH7      2006-EFC2     2006-004      2006-S2
2007-QH8      2006-H11      2006-005      2006-S3
2007-QH9      2006-H12      2006-Q06      2006-S4
2007-001      2006-H13      2006-007      2006-S5
2007-002      2006-H14      2006-008      2006-S6
2007-003      2006-H 15     2006-Q09      2006-S7
2007-004      2006-HSA1     2006-QS1      2006-S8
2007-005      2006-HSA2     2006-QS10     2006-S9
2007-QS1      2006-HSA3     2006-0511     2006-SA1
2007-QS10     2006-HSA4     2006-0512     2006-SA2
2007-OS11     2006-HSA5     2006-0S13     2006-SA3
2007-QS2      2006-KS1      2006-QS14     2006-SA4
2007-QS3      2006-KS2      2006-QS15     2006-SP 1
2007-0S4      2006-KS3      2006-QS16     2006-SP2
2007-QS5      2006-KS4      2006-0S17     2006-SP3
2007-QS6      2006-KS5      2006-QS18     2006-SP4
2007-QS7      2006-KS6      2006-0S2
2007-QS8      2006-KS7      2006-QS3
2007-QS9      2006-KS8      2006-QS4

2007-KS3      2006-HSA2     2006-007      2006-S12
2007-KS4      2006-HSA3     2006-008      2006-32
2007-QA1      2006-HSA4     2006-009      2006-S3
2007-QA2      2006-HSA5     2006-031      2006-34
2007-QA3      2006-KS1      2006-QS10     2006-S5
2007-QH1      2006-KS2      2006-QS11     2006-36
2007-QH2      2006-KS3      2006-QS12     2006-37
2007-QH3      2006-KS4      2006-QS13     2006-S8
2007-QH4      2006-KS5      2006-QS14     2006-S9
2007-001      2006-KS6      2006-0S15     2006-SA1
2007-Q02      2006-KS7      2006-QS16     2006-SA2
2007-003      2006-KS8      2006-QS17     2006-SP1
2007-031      2006-KS9      2006-0318     2006-SP2
2007-QS2      2006-NC1      2006-0S2      2006-SP3
2007-QS3      2006-NC2      2006-QS3      2006-SP4
2007-QS4      2006-NC3      2006-QS4      2006-WH1
2007-QS5      2006-QA1      2006-QS5      2006-WH11
2007-QS6      2006-QA10     2006-0S6      2006-QWH8
2007-RS1      2006-QA11     2006-QS7      2006-QWH 20
2007-RZ1      2006-QA2      2006-QS8
2007-S1       2006-QA3      2006-0S9
2007-32       2006-QA4      2006-RS1
2007-33       2006-QA5      2006-RS2
2007-S4       2006-QA6      2006-RS3
2007-SA1      2006-0A7      2006-RS4
2007-SA2      2006-QA8      2006-RS5
2007-SP1      2006-QA9      2006-RS6
2006-EFC1     2006-QH1      2006-RZ1
2006-EFC2     2006-Q01      2006-RZ2

2007-2N
2007-DBALT-0A1
2007-GSR-AR1
2007-GSR-OA1
2007-HALO-AR2
2007-HV2
2007-HV7
2007-LUM-2
2007-LXS-12N
2007-LXS-15N
2007-LXS-4N LEHMAN
2007-MANA-A2
2007-MANA-AF1
2007-MANA-OAR3
2007-MANA-OAR4
2007-MARM-3
2007-POWH3
2007-SARM-06
2006-BAFC-1
2006-LUM-5
2006-LUM-6
2006-MARM-0A1
2006-MARM-0A2
2006-POWH13
2006-POWH13B
2006-POWH16
2006-POWH16B
2006-POWH17
2006-POWH17B
2006-POWH18
2006-POWH18B
2006-POWH2O
2006-POWH21
2006-POWH22
2006-QWH20
2006-QWH8
2006-WH1
2006-WH11
2006-WH12
2006-WH21
2005-QWH7
SACO 06-1
2006-5
SACO 06-8
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
SACO 06-10
SACO 06-12
SACO 2007-2
BSSLT07-1
BSSLT07-1
BSSLT 2007-2
2006-S1
2006-RF2
SAIL2006-2
2006-3H
LMT 2006-2
2006-GP2
2006-4N
2006-GP1
LXS 2006-7
LXS 2006-8
2006-GP3
LXS 06-10N
2006-ARS1
LXS 06-10N
LXS2006-11
LXS2006-GP4
LXS 06-12N
2006-GEL3
LXS2006-12N
GPMF2006AR4
LXS2006-13
GPMF2006AR5
GPMF2006AR6
LMT 2006-7
2006-GEL4
GPMF2006AR7
GPMF2006AR8
2007-GEL1
2007-GEL1
GPMF2007AR1
SASC007-RF1
GPMF2007AR2
2007-GEL2
2007-GEL2
SAS2007-TC1
SASC007-RF2
SASC007-RNP1
LXS 06-18N
LXS 2007-4N
LXS 07-15N
BOA-PNC
BOA-PNC
LEHMAN 0705
BV 2007-18
SECURITIES
2007-AR1
BAFC 06-5
SNDVW2006-A
SNDV2007-1
HBVW 06-S81
BAYVIEW
BAYVIEW
MASD 2007-1
MASD 2007-1
MASTR 07-2
MASTR 07-2
ISAC 2006-5
SAC 2006-3
ISAC 2006-4
CMB 2007-A
MSM 06-10SL
MSM 06-14SL
MSM2007-4SL
BV 2007-1
MSM 06-4SL
NAAC2006AP1
ACE2007HE5
Macquarie 2007-1
GSMPSO6RP1
GSR 2006-4F
2006-1
TCMLT 07-1
DLJMC-WACHO
DLJMC-HUDSO
2006-H El
MSM 06-2
MSM 06-3AR
MSM 06-5AR
MSM 06-6AR
MSM 06-7
MSM 06-8AR
MSM 06-11
MSM06-12XS
LUM 2006-6
CMLTIO7AMC2
MARM 2007-2
DBALTO6AB1
DBALTO6AR1
GSR 2006-2F
MALT 2006-1
MSM 06-1AR
NAAC2006AR1
BAFC 06-1
BSALTA 06-1
MASD 2006-1
MARP 06-1
ACE2006-SL1
CSMC 2006-1
GSR2006-AR1
NAAC2006S1
MIT 2006-1
BAFC 06-2
GSR 2006-3F
NAAC2006AR2
DBALT06AF1
MASTR 06-1
2006-B
GSR2006-AR2
BSALTA 06-3
PRIME06-CL1
ARMT 2006-2
LUM 2006-4
NAAC2006S2
DBALTO6AB2
DBALTO6AR2
SAIL 2006-3
BSABSO6SD2
BSARM2006-2
NAAC 06-AF1
NAAC 06-AF1
MASD 2006-2
DBALTO6AB3
MALT 2006-3
LUM 2006-5
MASD 2006-2
BSALTA 06-4
BAFC 06-4
2006-S3
MSM 06-9AR
DBALTO6AR3
GSM PS2004-4
HBRVW 06-8
NAAC 06-AF2
NAAC 06-AF2
NAAC 06-AF2
MSM07-3XS
GSMPS 06-2
ACE2006-SL4
SASCO 06E102
MARP 06-2
MSM06-13ARX
MARM 060A2
DBALTO6A84
DBALTO6AR4
HBRVW 06-8
2006-AR3
CSMC 2006-8
MSM2007-5AX
DBALTO6AR5
MSM06-16AX
MASD 2006-3
MSM06-15XS
HBRVW 06-10
CSMC 2006-9
MASTR 06-3
MASD 2006-03
2006-AR4
2006-S5
NHEL1 06AF1
HBVW2006-14
DBALTO6AR6
HEMN2006-13
MSM06-17XS
BAYVW2006-D
BSALTA 06-8
DBALT060A1
SACO2006-11
MSM2007-1XS
MSM2007-2AX
DBALTO7AR1
MALT 2007-1
NAAC 2007S1
NHEL 07-1
NHEL 07-1
DBALTO7AR2
DBALTO7BAR1
ACE2007SL1
RBSGC2007-B
MARM 2007-2
NAAC 2007-1
MSM07-6XS
DBALTO7AR3
BSABSO7SD2
DBALT070A2
SEMT 2007-1
BSSLTO7SV1
NAAC 200732
HVMLT 07-2
BSSLTO7SV1
DBALTO7AB1
ASC 2007-S1
BAYVW2007-A
MARM 07-HF1
HVMLT 07-3
HVMLT 07-A
BAFC 2007-3
ACE2007HE4
MSM07-7AX
CG2007-SHL1
NAAC 2007-1
ACEO7STICS1
BSABSO7SD3
SEMT 07-02
BAFC 2007-4
DBALT070A3
HVMLT 07-4
HVMLT 07-4
MHL 2007-1
MSM07-8XS
DBALT 07-2
SEMT 07-4
GSR 2007-4F
DBALT070A4
MSM07-10XS
MSM07-11AR
MHL 2007-2
DBALT07-1
NAAC 2007-3
NAAC 2007-2
DBALT070A45
MSM07-12
HVMLT07-06
BAYVW2007-B
SEMT 07-03
MARM 07-HF2
ACE2007SL2
BAFC 2007-7
ACE2007SL3
ACE2007SL3
MSM07-13
CSMC 2007-6
HVMLT07-07
DBALT 07-3
MALT 07-hF1
DBALT 07-4
MSM07-14AR
MSM07-15AR
CSMC 2007-7
2006-S4

2006-J1
2006-AR1
2006-AR2
2006-HLTV1
2006-11E1
2006-HE2
2006-HE3
2006-HE4
2006-HE5
2007-HE1
2007-HE2
2007-HE3












                             APPENDIX C


1. Certain custodial account reconciliations were not reviewed within timelines outlined in the GMACM's policies and procedures, as required by criteria 1122(d)(2)(vii)(C). Certain custodial accounts had reconciling items which were not resolved within 90 calendar days of original identification, as required by criteria 1122(d)(2)(vii)(D).












                        CORRECTIVE ACTION



Management has implemented the appropriate measures to resolve the bank reconciliation items noted in the report.



With respect to the remediation efforts described above, such discussions do not constitute a part of management's assertion or the accompanying attestation report.












                      PLATFORM INTEGRAGRATION



The Homecomings servicing platform was integrated into the GMACM Primary Servicing Platform on May 1, 2007,


With respect to the platform integration described above, such discussions do not constitute a part of management's assertion or the accompanying attestation report.